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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 28, 2004
                                (DATE OF REPORT)


                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        PENNSYLVANIA                    1-11071                   23-2668356
(STATE OR OTHER JURISDICTION      (COMMISSION FILE            (I.R.S. EMPLOYER
     OF INCORPORATION)                  NUMBER)              IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Corporation                                             Form 8-K
Page 2                                                      January 28, 2004


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            (99) Press Release of UGI Corporation dated January 28, 2004, reporting its financial results for the first fiscal quarter ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On January 28, 2004, UGI Corporation (the "Company") issued a press release announcing financial results for the Company for the first fiscal quarter ended December 31, 2003. A copy of the press release is furnished as
Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UGI CORPORATION
                                          (REGISTRANT)


                                          By: /s/ Robert W. Krick
                                              ----------------------------------
                                              Robert W. Krick
                                              Vice President and Treasurer

Date:  January 28, 2004
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                                  EXHIBIT INDEX

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
EXHIBIT NO.       DESCRIPTION
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
      99          Press Release of UGI Corporation dated January 28, 2004.
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